                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (date of earliest event reported): October 31, 2002


                                  BIOFARM, INC.
               (Exact name of registrant as specified in charter)




    Nevada                              0-20317                  88-0270266
(State or other                (Commission File Number)         (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)





                 1244 Main Street, Linfield, Pennsylvania 19468
          (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (610) 495-8413

Item 2.    Acquisition of Disposition of Assets

On October 31, 2002, the Registrant, in exchange for an aggregate of 6,500,000 shares of its Common Stock (par value $.001 per share), acquired (a) 100% of the capital stock of Ideal 4X Corporation (Ideal) and (b) certain assets of United Currency Group, Inc. (UCG). (The assets acquired from UCG are listed in Schedule 1 to the License Agreement between UCG and the Registrant filed as an Exhibit hereto.) The capital stock of Ideal and the assets of UCG were acquired from the shareholders of each (including more than five shareholders of each). There were no material relationships between and among any such shareholders of Ideal and UCG and the Registrant, any of the latter's affiliates, any director and officer of the Registrant, and any associate of such director and officer. None of the assets acquired by the Registrant constituted plant, equipment or other physical property, other than the license agreement owned by Ideal to utilize a certain currency trading platform. Ideal acquired such license agreement to further its stated purpose of engaging in the currency trading business; and, as a wholly-owned subsidiary of the Registrant, Ideal intends to continue such use for such purpose.

Subsequent to October 31, 2002, the Registrant, after consultation with Ideal, determined that the acquisition by the Registrant of the assets of UCG was not required to enable the Registrant to engage in the currency trading business. Such determination resulted from an appreciation of the extent to which the business program of ideal rendered unnecessary the expenditure by the Registrant of an aggregate of 3,000,000 shares of its Common Stock to acquire the assets of UCG. The acquisition by the Registrant of 100% of the capital stock of Ideal in exchange for an aggregate of 3,500,000 shares of the Registrant's Common Stock, will enable the Registrant to enter the currency trading business without the need for the assets of UCG. Accordingly, pursuant to Sections 5.2(c), 6.1(a) and 6.2(d)(iv) of the License Agreement, dated October 31, 2002, between the Registrant and UCG (annexed as an Exhibit hereto), the Registrant has elected to exercise its limitation on liability prerogative and to terminate the transaction with UCG.

Item 7.  Financial Statements and Exhibits

         a)   Financial Statements of Businesses Acquired

              (i) Opening Financial Statement of Ideal, to be filed by amendment not later than sixty days from the date hereof. Assets having been acquired from UCG, no financial statement of UCG is required to be filed by the Registrant

         b)   Exhibits

              (i) Exchange Agreement between and among the shareholders of Ideal and the Registrant, dated October 31, 2002
              (ii) License Agreement between and among the shareholders of UCG and the Registrant, dated October 31, 2002 (terminated)
              (iii) Put Option Agreement between and among the shareholders of
                    UCG and the Registrant, dated October 31, 2002 (terminated)
              (iv) Press release, dated November 5, 2002, incorporated herein by reference

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     (Registrant)   Biofarm, Inc.
                                                    ----------------------------

                                     (Signature)    /s/ Allan Esrine
                                                    ----------------------------
                                                    Vice President

                                     Date       November 15, 2002
                                                --------------------------------